================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 30, 2003



                            AMB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                        0-23182                35-1905382
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)



 8230 Hohman Avenue, Munster, Indiana                             46321
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
                                                    --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5. OTHER EVENTS

     On December 30, 2003, AMB Financial Corp. ("AMB") issued the attached press release one announcing "Michael Mellon Appointed to the Board of Directors of AMB Financial Corp".

     (a) Exhibit

         Press Release dated December 30, 2003.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMB FINANCIAL CORPORATION


Date: December 30, 2003                   By: /s/ Clement B. Knapp
                                              -----------------------------
                                          Clement B. Knapp, Jr.
                                          President and Chief Executive Officer





                                        2